UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 6, 2009

WESTAMERICA BANCORPORATION
(Exact Name of Registrant as Specified in Its Charter)
CALIFORNIA
(State or Other Jurisdiction of Incorporation)

001-9383	94-2156203

(Commission File Number)	(IRS Employer Identification No.)

1108 Fifth Avenue, San Rafael, California	94901

(Address of Principal Executive Offices)	(Zip Code)
(707) 863-6000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01: Completion of Acquisition or Disposition of Assets
On February 6, 2009 Westamerica Bancorporation announced the acquisition of County Bank. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A copy of the purchase and assumption agreement is attached as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01: Financial Statements and Exhibits
99.1	Press release dated February 6, 2009
99.2	Purchase and assumption agreement

Signatures
Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/ JOHN “ROBERT” THORSON
John “Robert” Thorson
Senior Vice President and Chief Financial Officer
February 11, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

(99.1)	Press release dated
February 6, 2009

(99.2)	Purchase and assumption agreement